As filed with the Securities and Exchange Commission on July 18, 2012

Registration No.  333-162227

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

POST-EFFECTIVE AMENDMENT NO. 4

TO

FORM S-3

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933

AmerisourceBergen Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-3079390 (I.R.S. Employer Identification Number)

1300 Morris Drive

Chesterbrook, PA 19087

(610) 727-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

See Table of Additional Registrants Below

John G. Chou, Esq.
Executive Vice President and General Counsel

AmerisourceBergen Corporation
1300 Morris Drive
Chesterbrook, PA 19087

(610) 727-7000
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Please address a copy of all communications to:

James W.  McKenzie, Jr., Esq.

Andrew T. Budreika, Esq.

Morgan, Lewis & Bockius LLP

1701 Market Street
Philadelphia, Pennsylvania 19103
(215) 963-5000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

                Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐

Non-accelerated filer ☐	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title Of Each Class of Securities To Be Registered	Amount To Be Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount Of Registration Fee
Common Stock, par value $0.01 per share
Preferred Stock, par value $0.01 per share
Debt Securities
Depositary Shares	(1)	(1)	(1)	(1)
Warrants
Purchase Contracts
Units

(1)         An indeterminate aggregate initial offering price or number of securities of each identified class is being registered as may from time to time be offered hereunder at indeterminate prices.  Securities registered hereunder may be issued in primary offerings or upon exercise, conversion or exchange of other securities registered hereunder. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are represented by depositary shares.  In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, the registrant is deferring payment of the entire registration fee.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Additional Registrants *	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Primary Standard Industrial Classification Code Number

Ambulatory Pharmaceutical Services, Inc.	New Jersey	22-3125982	5912
AmerisourceBergen Consulting Services, Inc.	Delaware	27-3578365	8742
AmerisourceBergen Drug Corporation	Delaware	23-2353106	5122
AmerisourceBergen Holding Corporation	Delaware	33-1123049	6719
AmerisourceBergen Services Corporation	Delaware	23-2546940	5122
AmerisourceBergen Specialty Group, Inc.	Delaware	26-4394862	6719
AmeriSource Health Services Corporation	Delaware	52-1489606	5122
AmeriSource Heritage Corporation	Delaware	51-0382309	5122
Anderson Packaging, Inc.	Illinois	36-2653297	7389
APS Enterprises Holding Company, Inc.	Delaware	23-3016067	5912
ASD Specialty Healthcare, Inc.	California	33-0800482	5122
AutoMed Technologies, Inc.	Delaware	36-3932047	5047
Bellco Drug Corp.	New York	11-1963334	5122
Clinical Outcomes Resource Application Corporation	New York	20-3391360	8742
Dialysis Purchasing Alliance, Inc.	New York	11-3381756	8742
Health Services Capital Corporation	Delaware	51-0294301	6719
I.g.G. of America, Inc.	Maryland	52-2062730	8099
IHS Acquisition XXX, Inc.	Delaware	52-2060810	5912
Imedex, LLC	Georgia	02-0601048	8299
Integrated Commercialization Solutions, Inc.	California	75-2758166	8742
International Oncology Network Solutions, Inc.	Delaware	20-3949915	8742
International Physician Networks, L.L.C.	Delaware	52-2207795	8742
IntrinsiQ Holdings, Inc.	Delaware	20-4957718	8742
IntrinsiQ, LLC	Delaware	20-4957517	8742
Liberty Acquisition Corp.	Delaware	20-8743926	6719
Medical Initiatives, Inc.	Florida	59-3550338	8099
Pharm Plus Acquisition, Inc.	Delaware	06-1640259	5912
Pharmacy Healthcare Solutions, Ltd.	Texas	75-2661419	8742
Premier Source, LLC	California	68-0579065	8742
Solana Beach, Inc.	Delaware	59-3762480	7372
Specialty Pharmacy, Inc.	Delaware	23-3003463	5912
Specialty Pharmacy of California, Inc.	California	23-3041534	5912
Telepharmacy Solutions, Inc.	Delaware	04-3252233	5047
The Lash Group, Inc.	Delaware	52-1663991	8742
US Bioservices Corporation	Delaware	04-3734758	5912
Value Apothecaries, Inc.	Texas	75-2660314	8742
Xcenda, LLC	Florida	04-3697141	7389

*                                         Each additional registrant is a direct or indirect subsidiary of AmerisourceBergen Corporation. The address and telephone number of each additional registrant’s principal executive offices is c/o AmerisourceBergen Corporation, 1300 Morris Drive, Chesterbrook, Pennsylvania 19087, telephone (610) 727-7000.  The name, address, and telephone number of the agent for service for each additional registrant is John G. Chou, Esq., Executive Vice President, General Counsel and Secretary, AmerisourceBergen Corporation, 1300 Morris Drive, Chesterbrook, Pennsylvania 19087, telephone (610) 727-7000.

EXPLANATORY NOTE

On September 30, 2009, AmerisourceBergen Corporation filed the Registration Statement on Form S-3 (Registration No. 333-162227) with the Securities and Exchange Commission (the “Commission”). Pursuant to Post-Effective Amendments Nos. 1, 2 and 3 to the Registration Statement filed with the Commission on November 4, 2009, December 1, 2010 and November 3, 2011, respectively, (i) the direct and indirect subsidiaries of AmerisourceBergen Corporation listed on the preceding page under the caption “Table of Additional Registrants” (such subsidiaries are referred to herein as the “Subsidiary Guarantors”) were added as co-registrants to the Registration Statement to allow such Subsidiary Guarantors to guarantee Debt Securities of AmerisourceBergen Corporation covered by the Registration Statement (such guarantees are referred to herein as “Guarantees of Debt Securities”) and (ii) such Guarantees of Debt Securities were added to the Registration Statement.

This Post-Effective Amendment No. 4 to the Registration Statement is being filed to (i) deregister all Guarantees of Debt Securities covered by the Registration Statement, (ii) remove the Subsidiary Guarantors as co-registrants to the Registration Statement and (iii) update the information in Part II with respect to the removal of the Subsidiary Guarantors. This Post-Effective Amendment No. 4 is effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act of 1933, as amended.

No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.

Set forth below are the estimated fees and expenses (other than underwriting discounts and commissions) to be incurred by the registrant in connection with the issuance and distribution of the securities registered hereby:

SEC registration fee	$(1)
Rating agencies’ fees	(2)
Legal fees and expenses	(2)
Accounting fees and expenses	(2)
Trustees’ fees and expenses	(2)
Printing expenses	(2)
Blue sky fees and expenses	(2)
Miscellaneous	(2)

Total	$(2)

(1)  Under Rules 456(b) and 457(r) under the Securities Act of 1933, applicable SEC registration fees have been deferred and will be paid at the time of any particular offering of securities under this registration statement, and are therefore not estimable at this time.

(2)  Estimated fees and expenses are not presently known.  The foregoing sets forth the general categories of fees and expenses (other than underwriting discounts and commissions) that we anticipate we will incur in connection with the offering of securities under this registration statement.  An estimate of the aggregate fees and expenses in connection with the issuance and distribution of securities offered hereby will be included in the prospectus supplement applicable to such offering.

Item 15.  Indemnification of Directors and Officers.

The following summary is qualified in its entirety by reference to the complete text of any statutes referred to below and the certificate of incorporation and bylaws of AmerisourceBergen Corporation.

As permitted by the Delaware General Corporation Law (“DGCL”), our Amended and Restated Certificate of Incorporation, as amended, provides that our directors shall not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to us or our stockholders, (ii) for acts of omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, relating to prohibited dividends or distributions or the repurchase or redemption of stock, or (iv) for any transaction from which the director derives an improper personal benefit. In addition, our Amended and Restated Certificate of Incorporation provides for indemnification of our officers and directors to the fullest extent permitted under Delaware law. Section 145 of the DGCL provides that a corporation may indemnify any persons, including officers and directors, who were or are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person was an officer, director, employee or agent of such corporation or is or was serving at the request of such corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation’s best interests and, for criminal proceedings, had no reasonable cause to believe that his or her conduct was unlawful. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses that such officer or director actually and reasonably incurred. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

AmerisourceBergen Corporation maintains insurance policies under which its directors and officers are insured, within the limits and subject to the limitations of the policies, against expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been directors or officers of AmerisourceBergen Corporation.

In addition, we currently provide indemnification to the officers and other individuals that serve on the committee that administers our employee benefit plans for liabilities that they may incur in such capacity.

Item 16.  Exhibits

Exhibit Number	Description of Exhibit
1.1	Form of Underwriting Agreement *
4.1

Amended and Restated Certificate of Incorporation of the Registrant, as amended by the Certificate of Amendment dated February 7, 2011 (incorporated by reference to Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011 filed on May 6, 2011)

4.2	Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on February 22, 2011)
4.3	Form of Certificate of Designations of Preferred Stock *
4.4

Indenture, dated as of November 19, 2009, among the Registrant and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on November 23, 2009)

4.5	Form of Debt Security *
4.6	Form of Depositary Agreement *
4.7	Form of Depositary Receipt *
4.8	Form of Warrant Agreement *
4.9	Form of Warrant *
4.10	Form of Purchase Contract *
4.11	Form of Unit Agreement *
5.1	Opinion of Morgan, Lewis & Bockius LLP **
12.1	Computation of Ratio of Earnings to Fixed Charges **
25.1	Statement of Eligibility on Form T-1 of U.S. Bank National Association, to act as trustee under the Indenture **

*  To be filed, if necessary, by an amendment to the Registration Statement or as an exhibit to a document filed by the registrant and incorporated herein by reference.

** Previously filed as an exhibit to the Registration Statement, or with respect to the Statement of Eligibility on Form T-1, with the U.S. Securities and Exchange Commission under electronic form type “305B2” on November 4, 2009.

Item 17.  Undertakings.

(a) The undersigned registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the registration statement is on Form S-3 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement;

(2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(A) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.  Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; and

(5) that, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of an undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report, to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

(d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(e) The undersigned registrant hereby undertakes that:

(1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(f) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act (“Act”) in accordance with the rules and regulations prescribed by the Commission under section 305(b)(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the following registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Chesterbrook, Commonwealth of Pennsylvania, on July 18, 2012.

AMERISOURCEBERGEN CORPORATION

By:	/s/ Steven H. Collis
Name:	Steven H. Collis
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date

/s/ Steven H. Collis	President, Chief Executive Officer and Director	July 18, 2012
Steven H. Collis	(Principal Executive Officer)

/s/ Tim G. Guttman	Senior Vice President and Chief Financial Officer	July 18, 2012
Tim G. Guttman	(Principal Financial and Accounting Officer)

*	Director and Chairman	July 18, 2012
Richard C. Gozon

*	Director	July 18, 2012
Charles H. Cotros

*	Director	July 18, 2012
Richard W. Gochnauer

*	Director	July 18, 2012
Edward E. Hagenlocker

*	Director	July 18, 2012
Jane E. Henney, M.D.

Signature		Title	Date

*		Director	July 18, 2012
Michael J. Long

*		Director	July 18, 2012
Henry W. McGee

*		Director	July 18, 2012
Kathleen W. Hyle

* John G. Chou, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of the registrant pursuant to powers of attorney duly executed by such persons.

By:	/s/ John G. Chou
John G. Chou
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Chesterbrook, Commonwealth of Pennsylvania, on July 18, 2012.

AMBULATORY PHARMACEUTICAL SERVICES, INC.

APS ENTERPRISES HOLDING COMPANY, INC.

I.G.G. OF AMERICA, INC.

IHS ACQUISITION XXX, INC.

PHARM PLUS ACQUISITION, INC.

SPECIALTY PHARMACY, INC.

SPECIALTY PHARMACY OF CALIFORNIA, INC.

US BIOSERVICES CORPORATION

By:	/s/ Craig Miller
Name:	Craig Miller
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date

/s/ Craig Miller	President	July 18, 2012
Craig Miller	(Principal Executive Officer)

/s/ Tim G. Guttman	Vice President, Corporate Controller, Acting Chief Financial Officer and Director (Principal Financial and Accounting Officer)	July 18, 2012
Tim G. Guttman

/s/ Steven H. Collis	Director	July 18, 2012
Steven H. Collis

/s/ John G. Chou	Director	July 18, 2012
John G. Chou

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Chesterbrook, Commonwealth of Pennsylvania, on July 18, 2012.

AMERISOURCEBERGEN CONSULTING SERVICES, INC.

AMERISOURCEBERGEN DRUG CORPORATION

AMERISOURCEBERGEN SPECIALTY GROUP, INC.

AUTOMED TECHNOLOGIES, INC.

BELLCO DRUG CORP.

CLINICAL OUTCOMES RESOURCE APPLICATION CORPORATION

TELEPHARMACY SOLUTIONS, INC.

VALUE APOTHECARIES, INC.

By:	/s/ Steven H. Collis
Name:	Steven H. Collis
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date

/s/ Steven H. Collis	Chief Executive Officer and Director	July 18, 2012
Steven H. Collis	(Principal Executive Officer)

/s/ Tim G. Guttman	Vice President, Corporate Controller, Acting Chief Financial Officer and Director (Principal Financial and Accounting Officer)	July 18, 2012
Tim G. Guttman

/s/ John G. Chou	Director	July 18, 2012
John G. Chou

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Chesterbrook, Commonwealth of Pennsylvania, on July 18, 2012.

AMERISOURCEBERGEN HOLDING CORPORATION AMERISOURCEBERGEN SERVICES CORPORATION AMERISOURCE HEALTH SERVICES CORPORATION INTRINSIQ HOLDINGS, INC. LIBERTY ACQUISITION CORP. SOLANA BEACH, INC.

By:	/s/ Steven H. Collis
Name:	Steven H. Collis
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date

/s/ Steven H. Collis	President, Chief Executive Officer and Director	July 18, 2012
Steven H. Collis	(Principal Executive Officer)

/s/ Tim G. Guttman	Vice President, Corporate Controller, Acting Chief Financial Officer and Director (Principal Financial and Accounting Officer)	July 18, 2012
Tim G. Guttman

/s/ John G. Chou	Director	July 18, 2012
John G. Chou

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Chesterbrook, Commonwealth of Pennsylvania, on July 18, 2012.

ASD SPECIALTY HEALTHCARE, INC. DIALYSIS PURCHASING ALLIANCE, INC. INTEGRATED COMMERCIALIZATION SOLUTIONS, INC. MEDICAL INITIATIVES, INC.

By:	/s/ Steven H. Collis
Name:	Steven H. Collis
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date

/s/ Steven H. Collis	President and Director	July 18, 2012
Steven H. Collis	(Principal Executive Officer)

/s/ Tim G. Guttman	Vice President, Corporate Controller, Acting Chief Financial Officer and Director (Principal Financial and Accounting Officer)	July 18, 2012
Tim G. Guttman

/s/ John G. Chou	Director	July 18, 2012
John G. Chou

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Chesterbrook, Commonwealth of Pennsylvania, on July 18, 2012.

ANDERSON PACKAGING, INC. THE LASH GROUP, INC.

By:	/s/ Peyton Howell
Name:	Peyton Howell
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date

/s/ Peyton Howell	Chief Executive Officer	July 18, 2012
Peyton Howell	(Principal Executive Officer)

/s/ Tim G. Guttman	Vice President, Corporate Controller, Acting Chief Financial Officer and Director (Principal Financial and Accounting Officer)	July 18, 2012
Tim G. Guttman

/s/ Steven H. Collis	Director	July 18, 2012
Steven H. Collis

/s/ John G. Chou	Director	July 18, 2012
John G. Chou

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Chesterbrook, Commonwealth of Pennsylvania, on July 18, 2012.

AMERISOURCE HERITAGE CORPORATION

By:	/s/ Daniel T. Hirst
Name:	Daniel T. Hirst
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.

Signature		Title	Date

*		President and Director	July 18, 2012
Donald R. McLamb, Jr.		(Principal Executive Officer)

/s/ Daniel T. Hirst		Vice President, Treasurer and Director	July 18, 2012
Daniel T. Hirst		(Principal Financial and Accounting Officer)

*		Director	July 18, 2012
Donna E. Dasher

* John G. Chou, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of the registrant pursuant to powers of attorney duly executed by such persons.

By:	/s/ John G. Chou
John G. Chou
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Chesterbrook, Commonwealth of Pennsylvania, on July 18, 2012.

HEALTH SERVICES CAPITAL CORPORATION

By:	/s/ Tim G. Guttman
Name:	Tim G. Guttman
Title:	Vice President, Corporate Controller and Acting Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.

	Signature	Title	Date

	*	President and Director	July 18, 2012
	Donald R. McLamb, Jr.	(Principal Executive Officer)

	/s/ Tim G. Guttman	Vice President, Corporate Controller,Acting Chief Financial Officer and Director (Principal Financial and Accounting Officer)	July 18, 2012
Tim G. Guttman

	/s/ John G. Chou	Director	July 18, 2012
John G. Chou

* John G. Chou, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of the registrant pursuant to powers of attorney duly executed by such persons.

By:	/s/ John G. Chou
John G. Chou Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Chesterbrook, Commonwealth of Pennsylvania, on July 18, 2012.

IMEDEX, LLC

By:	/s/ Andrew Schutt
Name:	Andrew Schutt
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date

/s/ Andrew Schutt	President	July 18, 2012
Andrew Schutt	(Principal Executive Officer)

/s/ Tim G. Guttman	Vice President, Corporate Controller and Acting Chief Financial Officer, and Director of AmerisourceBergen Corporation, the registrant’s sole manager (Principal Financial and Accounting Officer)	July 18, 2012
Tim G. Guttman

/s/ Steven H. Collis	Director of AmerisourceBergen Corporation, the registrant’s sole manager	July 18, 2012
Steven H. Collis

*	Director of AmerisourceBergen Corporation, the registrant’s sole manager	July 18, 2012
Richard C. Gozon

*	Director of AmerisourceBergen Corporation, the registrant’s sole manager	July 18, 2012
Charles H. Cotros

*	Director of AmerisourceBergen Corporation, the registrant’s sole manager	July 18, 2012
Richard W. Gochnauer

	Signature	Title	Date

	*	Director of AmerisourceBergen Corporation, the registrant’s sole manager	July 18, 2012
Edward E. Hagenlocker

	*	Director of AmerisourceBergen Corporation, the registrant’s sole manager	July 18, 2012
Jane E. Henney, M.D.

	*	Director of AmerisourceBergen Corporation, the registrant’s sole manager	July 18, 2012
Kathleen W. Hyle

	*	Director of AmerisourceBergen Corporation, the registrant’s sole manager	July 18, 2012
Michael J. Long

	*	Director of AmerisourceBergen Corporation, the registrant’s sole manager	July 18, 2012
Henry W. McGee

* John G. Chou, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of the registrant pursuant to powers of attorney duly executed by such persons.

By:	/s/ John G. Chou
John G. Chou
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Chesterbrook, Commonwealth of Pennsylvania, on July 18, 2012.

INTERNATIONAL ONCOLOGY NETWORK SOLUTIONS, INC.

By:	/s/ Tim G. Guttman
Name:	Tim G. Guttman
Title:	Vice President, Corporate Controller and Acting Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.

	Signature	Title	Date

	*	President	July 18, 2012
	Mark Johnson	(Principal Executive Officer)

	/s/ Tim G. Guttman	Vice President, Corporate Controller, Acting Chief Financial Officer and Director (Principal Financial and Accounting Officer)	July 18, 2012
Tim G. Guttman

	/s/ John G. Chou	Director	July 18, 2012
John G. Chou

	/s/ Steven H. Collis	Director	July 18, 2012
Steven H. Collis

* John G. Chou, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of the registrant pursuant to powers of attorney duly executed by such persons.

By:	/s/ John G. Chou
John G. Chou Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Chesterbrook, Commonwealth of Pennsylvania, on July 18, 2012.

INTERNATIONAL PHYSICIAN NETWORKS, L.L.C.

By:	/s/ Tim G. Guttman
Name:	Tim G. Guttman
Title:	Vice President, Corporate Controller and Acting Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date

*	President	July 18, 2012
Mark Santos	(Principal Executive Officer)

/s/ Tim G. Guttman	Vice President, Corporate Controller and Acting Chief Financial Officer (Principal Financial and Accounting Officer)	July 18, 2012
Tim G. Guttman

/s/ John G. Chou	Sole Manager	July 18, 2012
John G. Chou

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Chesterbrook, Commonwealth of Pennsylvania, on July 18, 2012.

INTRINSIQ, LLC

By:	/s/ Steven H. Collis
Name:	Steven H. Collis
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date

/s/ Steven H. Collis	Chief Executive Officer and Manager	July 18, 2012
Steven H. Collis	(Principal Executive Officer)

/s/ Tim G. Guttman	Vice President, Corporate Controller, Acting Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	July 18, 2012
Tim G. Guttman

/s/ John G. Chou	Manager	July 18, 2012
John G. Chou

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Chesterbrook, Commonwealth of Pennsylvania, on July 18, 2012.

PHARMACY HEALTHCARE SOLUTIONS, LTD.

BY:	VALUE APOTHECARIES, INC., AS GENERAL PARTNER

By:	/s/ Steven H. Collis
Name:	Steven H. Collis
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date

/s/ Steven H. Collis	Chief Executive Officer and Director of Value Apothecaries, Inc. (Principal Executive Officer)	July 18, 2012
Steven H. Collis

/s/ Tim G. Guttman	Vice President, Corporate Controller and Acting Chief Financial Officer, and Director of Value Apothecaries, Inc. (Principal Financial and Accounting Officer)	July 18, 2012
Tim G. Guttman

/s/ John G. Chou	Director of Value Apothecaries, Inc.	July 18, 2012
John G. Chou

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Chesterbrook, Commonwealth of Pennsylvania, on July 18, 2012.

PREMIER SOURCE, LLC

By:	/s/ Tracy Foster
Name:	Tracy Foster
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date

/s/ Tracy Foster	Chief Executive Officer	July 18, 2012
Tracy Foster	(Principal Executive Officer)

/s/ Tim G. Guttman	Vice President, Corporate Controller and Acting Chief Financial Officer (Principal Financial and Accounting Officer)	July 18, 2012
Tim G. Guttman

/s/ Steven H. Collis	Chief Executive Officer of AmerisourceBergen Consulting Services, Inc., the Sole Manager	July 18, 2012
Steven H. Collis

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Chesterbrook, Commonwealth of Pennsylvania, on July 18, 2012.

XCENDA, L.L.C.

By:	/s/ Peyton Howell
Name:	Peyton Howell
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date

/s/ Peyton Howell	Chief Executive Officer	July 18, 2012
Peyton Howell	(Principal Executive Officer)

/s/ Tim G. Guttman

Vice President, Corporate Controller and Acting Chief Financial Officer, and Director of AmerisourceBergen Consulting Services, Inc., the registrant’s sole manager

(Principal Financial and Accounting Officer)

July 18, 2012
Tim G. Guttman

/s/ Steven H. Collis	Director of AmerisourceBergen Consulting Services, Inc., the registrant’s sole manager	July 18, 2012
Steven H. Collis

/s/ John G. Chou	Director of AmerisourceBergen Consulting Services, Inc., the registrant’s sole manager	July 18, 2012
John G. Chou

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
1.1	Form of Underwriting Agreement *
4.1

Amended and Restated Certificate of Incorporation of the Registrant, as amended by the Certificate of Amendment dated February 7, 2011 (incorporated by reference to Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011 filed on May 6, 2011)

4.2	Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on February 22, 2011)
4.3	Form of Certificate of Designations of Preferred Stock *
4.4

Indenture, dated as of November 19, 2009, among the Registrant and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on November 23, 2009)

4.5	Form of Debt Security *
4.6	Form of Depositary Agreement *
4.7	Form of Depositary Receipt *
4.8	Form of Warrant Agreement *
4.9	Form of Warrant *
4.10	Form of Purchase Contract *
4.11	Form of Unit Agreement *
5.4	Opinion of Morgan, Lewis & Bockius LLP **
12.1	Computation of Ratio of Earnings to Fixed Charges **
25.1	Statement of Eligibility on Form T-1 of U.S. Bank National Association, to act as trustee under the Indenture **

*  To be filed, if necessary, by an amendment to the Registration Statement or as an exhibit to a document filed by the registrant and incorporated herein by reference.

** Previously filed as an exhibit to the Registration Statement, or with respect to the Statement of Eligibility on Form T-1, with the U.S. Securities and Exchange Commission under electronic form type “305B2” on November 4, 2009.